UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 21, 2018

MFA FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-13991	13-3974868
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation		Identification No.)
or organization)

350 Park Avenue, 20th Floor
New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 207-6400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)  Amendment to Forms of Restricted Stock Unit Agreements

On December 21, 2018, the Compensation Committee (the “Committee”) of the Board of Directors of MFA Financial, Inc. (the “Company”), in its capacity as administrator of the MFA Financial, Inc. Equity Compensation Plan (the “Equity Compensation Plan”), approved an amendment to certain forms of award agreement to be used from time to time in connection with awards of time-based and performance-based phantom shares (also referred to as time-based restricted stock units (“TRSUs”) and performance-based restricted stock units (“PRSUs”)) granted to certain executive officers and other key employees of the Company under the Equity Compensation Plan.

More specifically, the forms of agreement are being modified to include a provision such that to the extent a grantee experiences a termination of employment within 12 months following a change in control of the Company (the “CIC Double Trigger Amendment”), then the TRSUs or PRSUs, as the case may be, will become fully vested as of the grantee’s termination date.  The CIC Double Trigger Amendment serves to make the vesting conditions of the awards evidenced by such agreements consistent with the vesting conditions contained in the award agreements for TRSUs and PRSUs granted to the Company’s chief executive officer and certain other executive officers, which already include a double trigger vesting condition upon a change of control of the Company.  In addition to the CIC Double Trigger Amendment’s being applicable to future grants of TRSUs and PRSUs to be made by the Committee, the Committee also approved the modification, as applicable, of award agreements that were used to evidence prior grants of TRSUs and PRSUs in order to include the CIC Double Trigger Amendment in such agreements.

Except as modified to include the CIC Double Trigger Amendment described above, the forms of award agreement, as amended, are substantially similar to the forms of award agreement approved by the Committee for prior grants of TRSUs and PRSUs  (which forms of agreement were filed as Exhibit 10.7 to the Company’s Current Report on Form 8-K, dated January 24, 2014 (in the case of TRSUs) (the “Jan. 2014 8-K”), and Exhibit 10.2 to the Company’s Current Report on Form 8-K, dated January 11, 2017 (in the case of PRSUs) (the “Jan. 2017 8-K”)).

*****

Copies of the forms of award agreement, as amended, are attached hereto as Exhibits 10.1 and 10.2.  The above description of the CIC Double Trigger Amendment is a summary only and is qualified in its entirety by reference to the forms of award agreement, each of which is incorporated by reference into this Item 5.02.  A summary of the other principal terms and conditions of the forms of award agreement may be found in the Jan. 2014 8-K and the Jan. 2017 8-K.

A description of the material terms of the Equity Compensation Plan was included in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 8, 2015 under the heading “4.  Approval of the MFA Financial, Inc. Equity Compensation Plan,” and is incorporated herein by reference.  A copy of the Equity Compensation Plan was previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, dated May 22, 2015, and is also incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits

(d)           Exhibits

10.1    Form of Phantom Share Award Agreement (Time-Based Vesting) relating to the Company’s Equity Compensation Plan

10.2   Form of Phantom Share Award Agreement (Performance-Based Vesting) relating to the Company’s Equity Compensation Plan

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Phantom Share Award Agreement (Time-Based Vesting) relating to the Company’s Equity Compensation Plan

10.2	Form of Phantom Share Award Agreement (Performance-Based Vesting) relating to the Company’s Equity Compensation Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MFA FINANCIAL, INC.
(REGISTRANT)

By:	/s/ Harold E. Schwartz
Name: Harold E. Schwartz
Title: Senior Vice President and General Counsel

Date:  December 27, 2018